Deferred income	12 Months Ended
Dec. 31, 2025
Deferred income [Abstract]
Disclosure of deferred income [text block]
6.1 DEFERRED INCOME
Deferred income breaks down as follows at December 31, 2025 and 2024:

(Million euro)	2025	2024	Var. 25/24
Capital grants	1,186	1,372	(186)
Other deferred income	1	3	(2)
TOTAL DEFERRED INCOME	1,187	1,375	(188)
Capital grants awarded by government bodies relate entirely to infrastructure projects in the Highways business at December 31, 2025 and 2024.
These grants are primarily related to the following Highways projects: EUR 373 million and EUR 429 million for LBJ Infrastructure Group in 2025 and 2024, respectively. EUR 441 million and EUR 510 million for NTE Mobility Partners, in 2025 and 2024, respectively. EUR 177 million and EUR 205 million for NTE Mobility Partners Segments 3 LLC, in 2025 and 2024, respectively and, lastly, EUR 188 million and EUR 216 million for I-77 Mobility Partners LLC, in 2025 and 2024, respectively.
Amounts received by the US companies decreased by EUR 161 million in 2025, due to the US dollar's depreciation against the euro.
These capital grants are released to the income statement for each year at the same rate as the depreciation charged on the assets. As the charge estimated for the following 12 months is not significant, the balance as at December 31, 2025 is presented as non-current in the balance sheet. The impact of the grants on cash flows are presented as a decrease in investments for 2025, 2024 and 2023.